                       SEMIANNUAL REPORT / APRIL 30, 1999

                                      AIM
                               SUMMIT FUND, INC.

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [Cover Image]


        ------------------------------------------------------------------

                    THE PIONEER CABIN OF THE YOSEMITE VALLEY

                   BY CURRIER AND IVES (1857-1907, AMERICAN)

         THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN

        19TH-CENTURY AMERICA THROUGH ITS SERIES OF POPULAR PRINTS. THESE

        NATIONAL TREASURES SHAPED A WHOLE ERA'S UNDERSTANDING OF WHAT IT

         MEANS TO BE "AMERICAN." THIS CLASSIC PIECE PAYS TRIBUTE TO THE

         PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN WEST--

         QUALITIES THAT, TODAY, CHARACTERIZE THE DISCIPLINED INVESTOR.

        ------------------------------------------------------------------

AIM Summit Fund, Inc. is for shareholders who seek capital growth through systematic investments.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds charted by Lipper, Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT
THIS REPORT:
o Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, performance reflects the maximum 8.50% sales charge. The 8.50% sales charge is attributable to the 15-year investment plan. Maximum sales and creation charges total 8.50% for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.
o Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
            OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                         LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                              AIM SUMMIT FUND, INC.

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
      [PHOTO OF     many of your minds may be, "How will the year 2000 computer
     Charles T.     issue affect AIM and my investments?" We would like you to
       Bauer,       feel comfortable.
    Chairman of         During March and April, AIM participated in an
    the Board of    industrywide test that gave us a chance to see how our
      THE FUND      technology systems might be affected by the changeover to
    APPEARS HERE]   the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    We are pleased to send you this report covering your Fund's performance over the last six months. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-995-4246.

Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman





      PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER
                IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                             ----------------------

                                 THE FINANCIAL

                                INDUSTRY HAS BEEN

                                SEEN AS A LEADER

                                 IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                             ----------------------



                              AIM SUMMIT FUND, INC.

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM SUMMIT FUND SURPASSES
BENCHMARK INDEXES


HOW DID AIM SUMMIT FUND, INC. PERFORM DURING THE REPORTING PERIOD?
For the six-month reporting period ended April 30, 1999, the Fund posted a sterling performance, returning 35.99% at net asset value, that is, without the effect of sales charges. Fund performance far outpaced the gains returned by benchmark indexes. For the same period, the S&P 500 posted a 22.31% gain, while the Lipper Growth Funds Index returned 23.71%.
    The Fund has made a strong comeback from last fall's market downturn. For 1998, AIM Summit Fund boasted a 34.45% gain, without sales charges--well ahead of the 28.60% return of the S&P 500 for the same period.
    The Fund's net assets increased by 36% during the last six months for a total of $2.49 billion at the reporting period's close.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? At the beginning of the reporting period, the Fund benefited from the "flight to quality" during the market downturn in 1998. Increasing narrowness in the U.S. financial markets through early 1999 continued the dominance of large-cap stocks. The Dow closed above 10,000 on March 29, 1999, and surpassed several other milestones in April.
    The beginning of 1999 was not so hospitable for the technology sector. After the sector's sterling performance in 1998, many investors began to worry about a bubble developing, especially in high-flying Internet stocks, the so-called ".com" universe. A sell-off in the technology arena ensued, but the markets rebounded after first-quarter 1999 earnings reports came in quite strong.

WHAT CONTRIBUTED TO THE FUND'S STRONG SHOWING?
We attribute the Fund's strong gains to sector changes within its portfolio. Our time-tested investment discipline led us in the direction of earnings-momentum stocks of well-established companies in growth sectors. During the reporting period, we significantly increased our position in technology companies, which continued to experience explosive growth. Technology holdings accounted for approximately 45% of the Fund's total net assets at the reporting period's close. In contrast, our holdings in the energy sector were reduced to less than 1% of the Fund's total net assets in light of the sector's downturn in 1998. Although energy prices started to show signs of recovery in early 1999, we remain cautious about their long-term growth prospects.


YOUR FUND'S PERFORMANCE

AIM SUMMIT FUND LIPPER RANKINGS

As of 4/30/99

================================================================================
               RANK VS.
               ALL GROWTH           %
PERIOD         FUNDS                RANK

15 years       36 of 109            34%
10 years       40 of 171            24
 5 years       83 of 391            22
 1 year       103 of 1,035          10

Fund percentage rankings are vs. all funds in the category tracked by Lipper, Inc., excluding sales charges and including fees and expenses.

AIM SUMMIT FUND VS. BENCHMARK INDEXES

Six-month total returns, excluding sales charges

As of 4/30/99

[BAR CHART]

AIM SUMMIT FUND, INC.              35.99%
S&P 500 INDEX                      23.71%
LIPPER GROWTH FUNDS INDEX          22.315

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

 10 years            17.47%
  5 years            22.35
  1 year             18.35

Past performance cannot guarantee comparable future results. Fund performance includes sales charges, expenses and management fees.
===============================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                -------------------------------------------------

                      OUR TIME-TESTED INVESTMENT DISCIPLINE

                  LED US IN THE DIRECTION OF EARNINGS-MOMENTUM

                      STOCKS OF WELL-ESTABLISHED COMPANIES

                               IN GROWTH SECTORS.

                -------------------------------------------------

          See important Fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
  1. America Online, Inc.             4.93%        1. Computers (Software & Services)          20.29%
  2. Cisco Systems, Inc.              2.75         2. Communications Equipment                  6.68
  3. Microsoft Corp.                  2.55         3. Electronics (Semiconductors)              4.74
  4. EMC Corp.                        2.19         4. Telecommunications (Long Distance)        4.73
  5. Motorola Inc.                    2.09         5. Computers (Peripherals)                   4.67
  6. InfoSpace.com, Inc.              1.73         6. Telephone                                 3.65
  7. Inktomi Corp.                    1.59         7. Computers (Networking)                    2.75
  8. EBAY, Inc.                       1.52         8. Investment Banking/Brokerage              2.66
  9. Schwab (Charles), Corp.          1.46         9. Financial (Diversified)                   2.32
 10. MCI WorldCom, Inc.               1.40        10. Retail (Specialty-Apparel)                2.13

========================================================================================================

MOST OF THE FUND'S TOP HOLDINGS ARE TECHNOLOGY COMPANIES. IN WHAT TYPE OF TECHNOLOGY STOCKS DOES THE FUND INVEST?
The majority of the Fund's technology holdings are high-quality, dominant brand-name firms. Companies such as America Online and Cisco Systems continued to do well due to their large size, which has become a strategic weapon for companies in this sector. Larger technology companies have more money to spend on research and development, which in turn drives further technological advancement. In this sector, being small or mid-cap may not necessarily be an advantage. Having money to spend on research and development and the ability to provide global reach to customers have become the main thrusts behind a technology business's success.
     When it comes to Internet investments, we focus on companies that are making money, not on companies that hope to make money. Because of our earnings-driven investment discipline, we did not participate in the huge run-up in Internet stocks during 1998. Many of these companies simply have no earnings to report. Instead, we focus on companies that build and support the structure of the Internet. Successful larger firms, such as EMC and Inktomi, are among the Fund's top holdings.

WHAT OTHER SECTORS DO YOU FAVOR?
The "wealth effect" created by the bull market of the 1990s is currently one of the main drivers of continued growth in the U.S. economy. Red-hot demand for consumer cyclicals--which accounted for 17.2% of the Fund's holdings on April 30--has remained relatively unaffected by global economic crises. We believe that this trend will hold up so long as wages continue to grow faster than inflation and interest rates remain steady. Market watchers are predicting another successful year for retail stores in 1999. The Fund's holdings in this sector include specialty retailers, such as Office Depot and The Gap, as well as successful general merchandisers, such as Wal-Mart. For the first quarter of 1999, Wal-Mart, the nation's largest retailer, reported a record earnings increase of 39%. This record represented the fourth consecutive quarter of net income in excess of $1 billion and the highest net income ever reported by the company in a non-holiday-season quarter.

HEALTH CARE WAS A PROMINENT SECTOR DURING THE LAST REPORTING PERIOD. IS THE FUND STILL INVESTED IN HEALTH-CARE COMPANIES?
Health-care holdings, which represented 12.5% of the Fund's holdings six months ago, were culled to 6.6% at the end of this reporting period. Stocks of health-care providers have performed poorly. Medicare reimbursement policy has eroded hospitals' earnings, and competition is preventing HMOs from raising client fees. For these reasons, we have shifted our assets out of this sector to more profitable sectors, like technology and consumer cyclicals.
     However, we have retained some holdings in large pharmaceutical and medical equipment companies, including Pfizer and Guidant. Our investments in these industries are driven by long-term demographic trends. As the population ages, the need for more health-care services will increase. Worldwide drug sales are rising at a rate of 8% to 10% a year, and medical-device sales at 7% annually.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Four months into 1999, fears of a recession in the United States have faded. In fact, most economists are betting on continued steady growth, with low inflation and high employment. We are now in the ninth straight year of growth, heading for a record of the longest business expansion. International markets have stabilized, leading analysts to believe that the worst may be over. To the extent that these factors remain in place, the investing environment for the Fund continues to be favorable.



          See important Fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-94.36%

AEROSPACE/DEFENSE-1.49%

General Dynamics Corp.                 270,000   $   18,967,500
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)          100,000        4,875,000
---------------------------------------------------------------
Sundstrand Corp.                       185,000       13,273,750
---------------------------------------------------------------
                                                     37,116,250
---------------------------------------------------------------

AIR FREIGHT-0.58%

Airborne Freight Corp.                 100,000        3,200,000
---------------------------------------------------------------
FDX Corp.(a)                           100,000       11,256,250
---------------------------------------------------------------
                                                     14,456,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.10%

SPX Corp.(a)                            40,000        2,612,500
---------------------------------------------------------------

AUTOMOBILES-0.58%

Ford Motor Co.                         225,000       14,385,938
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.13%

Northern Trust Corp.                    36,000        3,352,500
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.67%

Chase Manhattan Corp. (The)            200,000       16,550,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.32%

AmSouth Bancorporation                  52,500        2,497,032
---------------------------------------------------------------
First Tennessee National Corp.          50,000        2,156,250
---------------------------------------------------------------
Firstar Corp.                          111,000        3,336,937
---------------------------------------------------------------
                                                      7,990,219
---------------------------------------------------------------

BIOTECHNOLOGY-1.21%

Amgen, Inc.(a)                         220,000       13,516,250
---------------------------------------------------------------
Biogen, Inc.(a)                        175,000       16,635,938
---------------------------------------------------------------
                                                     30,152,188
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.84%

AT&T Corp.-Liberty Media Group(a)      125,000        7,984,375
---------------------------------------------------------------
Comcast Corp.-Class A                  150,000        9,853,125
---------------------------------------------------------------
USA Networks, Inc.(a)                   80,500        3,008,689
---------------------------------------------------------------
                                                     20,846,189
---------------------------------------------------------------

BUILDING MATERIALS-0.42%

USG Corp.                              180,000       10,507,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-5.70%

Lucent Technologies, Inc.              250,000       15,031,250
---------------------------------------------------------------
Motorola, Inc.                         650,000       52,081,250
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      130,000       26,000,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       201,000       22,022,064
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Uniphase Corp.(a)                      220,000   $   26,702,500
---------------------------------------------------------------
                                                    141,837,064
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.08%

International Business Machines
  Corp.                                150,000       31,378,125
---------------------------------------------------------------
NCR Corp.(a)                           275,000       11,275,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              150,000        8,971,875
---------------------------------------------------------------
                                                     51,625,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.75%

Cisco Systems, Inc.(a)                 600,000       68,437,500
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-4.39%

EMC Corp.(a)                           500,000       54,468,750
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 600,000       27,937,500
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                              160,000       19,760,000
---------------------------------------------------------------
QLogic Corp.(a)                        100,000        6,993,750
---------------------------------------------------------------
                                                    109,160,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-20.29%

America Online, Inc.(a)                860,000      122,765,000
---------------------------------------------------------------
AT Home Corporation(a)                 150,000       21,590,625
---------------------------------------------------------------
Computer Sciences Corp.(a)             200,000       11,912,500
---------------------------------------------------------------
Compuware Corp.(a)                     720,000       17,550,000
---------------------------------------------------------------
EBAY Inc.(a)                           181,200       37,712,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       225,000       10,645,313
---------------------------------------------------------------
Excite, Inc.(a)                        130,000       18,980,000
---------------------------------------------------------------
InfoSpace.com, Inc.(a)                 300,000       42,993,750
---------------------------------------------------------------
Inktomi Corp.(a)                       330,000       39,517,500
---------------------------------------------------------------
Intuit, Inc.(a)                        400,000       34,450,000
---------------------------------------------------------------
Lycos, Inc.(a)                          90,000        8,971,875
---------------------------------------------------------------
Microsoft Corp.(a)                     780,000       63,423,750
---------------------------------------------------------------
Novell, Inc.(a)                        900,000       20,025,000
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       14,146,875
---------------------------------------------------------------
Veritas Software Corp.(a)              100,000        7,100,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         190,000       33,190,625
---------------------------------------------------------------
                                                    504,975,063
---------------------------------------------------------------

CONSUMER FINANCE-0.77%

Capital One Financial Corp.            110,000       19,105,625
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.29%

SUPERVALU, INC.                        341,800        7,135,075
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.32%

American Power Conversion
  Corp.(a)                             150,000        4,950,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                        45,000   $    2,986,875
---------------------------------------------------------------
                                                      7,936,875
---------------------------------------------------------------

ELECTRONIC COMPANIES-1.01%

DTE Energy Co.                         300,000       12,243,750
---------------------------------------------------------------
Peco Energy Co.                        270,000       12,808,125
---------------------------------------------------------------
                                                     25,051,875
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.50%

Perkin-Elmer Corp.                      11,900        1,286,687
---------------------------------------------------------------
Waters Corp.(a)                        106,000       11,143,250
---------------------------------------------------------------
                                                     12,429,937
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-4.74%

Altera Corp.(a)                        200,000       14,450,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                150,000        5,268,750
---------------------------------------------------------------
Broadcom Corp.(a)                      350,000       26,993,750
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000        8,792,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)          134,300        4,700,500
---------------------------------------------------------------
Micron Technology, Inc.(a)             301,000       11,174,625
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    300,000       28,762,500
---------------------------------------------------------------
Texas Instruments, Inc.                130,000       13,276,250
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         100,000        4,631,250
---------------------------------------------------------------
                                                    118,049,625
---------------------------------------------------------------

ENTERTAINMENT-0.65%

Time Warner, Inc.                      230,000       16,100,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.09%

KLA-Tencor Corp.(a)                     45,000        2,233,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.32%

American Express Co.                    44,000        5,750,250
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                        117,938        5,226,128
---------------------------------------------------------------
Fannie Mac                             234,000       16,599,375
---------------------------------------------------------------
Freddie Mac                            280,000       17,570,000
---------------------------------------------------------------
MGIC Investment Corp.                  260,000       12,626,250
---------------------------------------------------------------
                                                     57,772,003
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.19%

Abbott Laboratories                    127,000        6,151,563
---------------------------------------------------------------
Allergan, Inc.                         260,000       23,367,500
---------------------------------------------------------------
                                                     29,519,063
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.73%

Mylan Laboratories, Inc.               440,000        9,982,500
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        200,000        8,100,000
---------------------------------------------------------------
                                                     18,082,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.94%

Lilly (Eli) & Co.                       76,800        5,654,400
---------------------------------------------------------------
Pfizer, Inc.                            90,000       10,355,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Schering-Plough Corp.                  155,200   $    7,498,100
---------------------------------------------------------------
                                                     23,508,125
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.45%

Health Management Associates,
  Inc.-Class A(a)                      285,000        4,453,125
---------------------------------------------------------------
Quorum Health Group, Inc.(a)           225,000        2,784,375
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       77,100        3,994,744
---------------------------------------------------------------
                                                     11,232,244
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.62%

Becton, Dickinson & Co.                190,000        7,065,625
---------------------------------------------------------------
Guidant Corp.                          620,000       33,286,250
---------------------------------------------------------------
                                                     40,351,875
---------------------------------------------------------------

HOMEBUILDING-0.11%

Clayton Homes, Inc.                    245,375        2,729,796
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.73%

Maytag Corp.                           265,000       18,119,375
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.78%

Equitable Companies, Inc.              254,000       17,097,375
---------------------------------------------------------------
ReliaStar Financial Corp.               62,000        2,278,500
---------------------------------------------------------------
                                                     19,375,875
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.99%

American International Group,
  Inc.                                 209,550       24,609,029
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.35%

Allstate Corp. (The)                   240,000        8,730,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-2.66%

Lehman Brothers Holdings, Inc.          40,000        2,222,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000       15,274,875
---------------------------------------------------------------
Paine Webber Group Inc.                267,000       12,532,313
---------------------------------------------------------------
Schwab (Charles) Corp.                 330,000       36,217,500
---------------------------------------------------------------
                                                     66,247,188
---------------------------------------------------------------

LODGING-HOTELS-0.45%

Carnival Corp.                         272,000       11,220,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.48%

Ingersoll-Rand Co.                     172,500       11,934,843
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.67%

Premark International, Inc.            285,000       10,491,562
---------------------------------------------------------------
Tyco International Ltd.                100,000        8,125,000
---------------------------------------------------------------
United Technologies Corp.              158,000       22,890,250
---------------------------------------------------------------
                                                     41,506,812
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.03%

Diebold, Inc.                           31,200          750,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NATURAL GAS-0.98%

Coastal Corp. (The)                    420,000   $   16,065,000
---------------------------------------------------------------
Columbia Energy Group                  171,900        8,261,943
---------------------------------------------------------------
                                                     24,326,943
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.73%

Ashland, Inc.                          200,000        8,450,000
---------------------------------------------------------------
Sunoco, Inc.                           270,000        9,652,500
---------------------------------------------------------------
                                                     18,102,500
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.71%

Georgia Pacific Corp.                  190,000       17,575,000
---------------------------------------------------------------

PUBLISHING-0.67%

Dow Jones & Co., Inc.                  194,000       10,573,000
---------------------------------------------------------------
McGraw-Hill Companies, Inc. (The)       60,000        3,315,000
---------------------------------------------------------------

Readers Digest Association,

  Inc.-Class A                          75,000        2,667,187
---------------------------------------------------------------
                                                     16,555,187
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.45%

Knight-Ridder, Inc.                    210,000       11,300,625
---------------------------------------------------------------

RESTAURANTS-0.30%

Starbucks Corp.(a)                      90,000        3,324,375
---------------------------------------------------------------
Tricon Global Restaurants,
  Inc.(a)                               65,000        4,184,375
---------------------------------------------------------------
                                                      7,508,750
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.77%

Home Depot, Inc. (The)                 200,000       11,987,500
---------------------------------------------------------------
Lowe's Companies, Inc.                 340,000       17,935,000
---------------------------------------------------------------
Sherwin-Williams Co.                   450,000       14,006,250
---------------------------------------------------------------
                                                     43,928,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.22%

Best Buy Co., Inc.(a)                  634,800       30,311,700
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.76%

Federated Department Stores,
  Inc.(a)                              265,000       12,372,187
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        6,643,750
---------------------------------------------------------------
                                                     19,015,937
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.22%

Family Dollar Stores, Inc.             225,000        5,428,125
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.60%

Kroger Co.(a)                          275,500       14,963,093
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.24%

Dayton Hudson Corp.                    289,000       19,453,313
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  250,000       11,500,000
---------------------------------------------------------------
                                                     30,953,313
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.13%

Amazon.com, Inc.(a)                     32,000        5,506,000
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)             225,000        8,029,687
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Linens 'N Things, Inc.(a)              100,000   $    4,575,000
---------------------------------------------------------------
Office Depot, Inc.(a)                  570,000       12,540,000
---------------------------------------------------------------
Staples, Inc.(a)                       742,500       22,275,000
---------------------------------------------------------------
                                                     52,925,687
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.13%

Abercrombie & Fitch Co.-Class
  A(a)                                 100,000        9,512,500
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                              100,000        7,475,000
---------------------------------------------------------------
Gap, Inc. (The)                        200,000       13,312,500
---------------------------------------------------------------
Intimate Brands, Inc.                   77,400        3,870,000
---------------------------------------------------------------
TJX Companies, Inc.                    568,000       18,921,500
---------------------------------------------------------------
                                                     53,091,500
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.45%

Dime Bancorp, Inc.                     185,000        4,266,562
---------------------------------------------------------------
GreenPoint Financial Corp.             200,000        7,000,000
---------------------------------------------------------------
                                                     11,266,562
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.48%

CMGI Inc.(a)                            55,000       14,000,937
---------------------------------------------------------------
Omnicom Group, Inc.                    150,000       10,875,000
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000        7,556,250
---------------------------------------------------------------
Snyder Communications, Inc.(a)         150,000        4,406,250
---------------------------------------------------------------
                                                     36,838,437
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.73%

Cintas Corp.                           123,700        8,504,375
---------------------------------------------------------------
G & K Services, Inc.-Class A           100,000        4,675,000
---------------------------------------------------------------
IMS Health Inc.                         60,000        1,800,000
---------------------------------------------------------------
Viad Corp.                             100,000        3,306,250
---------------------------------------------------------------
                                                     18,285,625
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.04%

Policy Management Systems
  Corp.(a)                              31,700          996,568
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.68%

Ceridian Corp.(a)                      109,800        4,021,425
---------------------------------------------------------------
Concord EFS, Inc.(a)                   300,000       10,012,500
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              266,600       10,297,425
---------------------------------------------------------------
Fiserv, Inc.(a)                        124,650        7,299,815
---------------------------------------------------------------
National Data Corp.                     80,000        3,690,000
---------------------------------------------------------------
Paychex, Inc.                          128,025        6,537,277
---------------------------------------------------------------
                                                     41,858,442
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.27%

Level 3 Communications, Inc.(a)        275,000       24,767,187
---------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)       80,000        6,740,000
---------------------------------------------------------------
                                                     31,507,187
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.52%

AT&T Corp.                             555,000       28,027,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-(CONTINUED)

Global TeleSystems Group, Inc.(a)      450,000   $   29,756,250
---------------------------------------------------------------
IXC Communications, Inc.(a)            500,000       19,812,500
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       34,759,230
---------------------------------------------------------------
                                                    112,355,480
---------------------------------------------------------------

TELEPHONE-3.65%

BellSouth Corp.                        390,000       17,452,500
---------------------------------------------------------------
Century Telephone Enterprises,
  Inc.                                 390,000       15,697,500
---------------------------------------------------------------
Frontier Corp.                         200,000       11,037,500
---------------------------------------------------------------
Qwest Communications
  International Inc.(a)                400,000       34,175,000
---------------------------------------------------------------
US West, Inc.                          240,000       12,555,000
---------------------------------------------------------------
                                                     90,917,500
---------------------------------------------------------------

TEXTILES (APPAREL)-0.43%

VF Corp.                               210,000       10,815,000
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.25%

Shaw Industries, Inc.(a)               348,000        6,307,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.53%

Allied Waste Industries, Inc.(a)       190,500        3,369,468
---------------------------------------------------------------
Waste Management, Inc.                 172,825        9,764,613
---------------------------------------------------------------
                                                     13,134,081
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $1,446,010,203)                       2,348,005,268
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-2.20%

BERMUDA-0.22%

Global Crossing Ltd.
  (Telecommunications- Long
  Distance)(a)                         100,000        5,400,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FINLAND-0.98%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           330,000   $   24,481,875
---------------------------------------------------------------
GERMANY-0.78%

Daimler Chrysler A.G.                   71,450        7,015,498
---------------------------------------------------------------
Porsche A.G. (Automobiles)               5,000       12,361,635
---------------------------------------------------------------
                                                     19,377,133
---------------------------------------------------------------

IRELAND-0.22%

Elan Corp. PLC-ADR (Health
  Care-Drugs- Generic & Other)(a)      105,000        5,407,500
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $37,147,553)                                   54,666,508
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE CORPORATE NOTES-0.28%

COMPUTERS (PERIPHERALS)-0.28%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost
  $1,963,721)                      $ 1,450,000        6,992,625
---------------------------------------------------------------

REPURCHASE AGREEMENTS-3.21%(b)

Dean Witter Reynolds, Inc.,
  4.93%, 05/03/99(c)                45,308,145       45,308,145
---------------------------------------------------------------
Credit Suisse First Boston Corp.,
  4.93%, 05/03/99(d)                34,527,181       34,527,181
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $79,835,326)                             79,835,326
---------------------------------------------------------------
TOTAL INVESTMENTS-100.05%                         2,489,499,727
---------------------------------------------------------------
OTHER ASSET LESS
  LIABILITIES-0.05%                                  (1,135,653)
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,488,364,074
===============================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investments advisor or its affiliates.
(c) Joint repurchase agreement entered into 04/30/99 with a maturing value of $300,123,250. Collateralized by $316,962,000 U.S. Government obligations, 0% to 7.55% due 07/01/99 to 04/15/30 with an aggregate market value at 04/30/99 of $306,001,331.
(d) Joint repurchase agreement entered into 04/30/99 with a maturing value of $500,205,417. Collateralized by $527,642,000 U.S. Government obligations, 4.60% to 9.05% due 05/03/99 to 04/28/14 with an aggregate market value at 04/30/99 of $531,179,320.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,564,956,803)                              $2,489,499,727
-------------------------------------------------------------
Receivables for:
  Capital stock sold                                  197,038
-------------------------------------------------------------
  Dividends and interest                              780,041
-------------------------------------------------------------
Investment for deferred compensation plan              41,144
-------------------------------------------------------------
Other assets                                           21,581
-------------------------------------------------------------
    Total assets                                2,490,539,531
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                            622,610
-------------------------------------------------------------
  Deferred compensation                                41,144
-------------------------------------------------------------
Accrued advisory fees                               1,309,020
-------------------------------------------------------------
Accrued administrative services fees                    7,000
-------------------------------------------------------------
Accrued directors' fees                                 5,442
-------------------------------------------------------------
Accrued operating expenses                            190,241
-------------------------------------------------------------
    Total liabilities                               2,175,457
-------------------------------------------------------------
Net assets applicable to shares outstanding    $2,488,364,074
-------------------------------------------------------------
Capital stock, $0.01 par value per share:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     129,509,020
-------------------------------------------------------------
Net asset value and redemption price per
  share                                        $        19.21
-------------------------------------------------------------


STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $25,245 foreign withholding
  tax)                                          $  4,995,791
------------------------------------------------------------
Interest                                           1,979,380
------------------------------------------------------------
    Total investment income                        6,975,171
------------------------------------------------------------
EXPENSES:
Advisory fees                                      7,073,162
------------------------------------------------------------
Administrative services fees                          41,927
------------------------------------------------------------
Custodian fees                                       121,940
------------------------------------------------------------
Directors' fees                                       10,891
------------------------------------------------------------
Other                                                224,248
------------------------------------------------------------
    Total expenses                                 7,472,168
------------------------------------------------------------
Less: Expenses paid indirectly                       (15,636)
------------------------------------------------------------
    Net expenses                                   7,456,532
------------------------------------------------------------
Net investment income (loss)                        (481,361)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          287,654,567
------------------------------------------------------------
  Foreign currencies                                (274,167)
------------------------------------------------------------
                                                 287,380,400
------------------------------------------------------------
NET UNREALIZED APPRECIATION (DEPRECIATION) OF:
  Investment securities                          374,407,122
------------------------------------------------------------
  Foreign currencies                                  (4,763)
------------------------------------------------------------
                                                 374,402,359
------------------------------------------------------------
    Net gain from investment securities and
      foreign currencies                         661,782,759
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $661,301,398
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $     (481,361)   $    4,083,684
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   287,380,400       123,367,355
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
foreign currencies                                               374,402,359        30,378,725
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      661,301,398       157,829,764
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income          (4,240,917)       (1,659,397)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains           (112,079,149)     (156,547,424)
----------------------------------------------------------------------------------------------
Share transactions-net                                           113,350,514       180,175,249
----------------------------------------------------------------------------------------------
       Net increase in net assets                                658,331,846       179,798,192
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,830,032,228     1,650,234,036
----------------------------------------------------------------------------------------------
  End of period                                               $2,488,364,074    $1,830,032,228
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,271,735,116    $1,158,384,602
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (558,123)        4,164,155
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    292,645,598       117,344,347
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           924,541,483       550,139,124
----------------------------------------------------------------------------------------------
                                                              $2,488,364,074    $1,830,032,228
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.

C. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.

D. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

G. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a sub-advisory agreement between AIM and TradeStreet Investment Associates, Inc. ("TradeStreet"), AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, the Fund reimbursed AIM $41,927 for such services.
  During the six months ended April 30, 1999, the Fund paid legal fees of $2,778 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for Summit Investors Plans I, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $15,636 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $15,636 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $1,002,669,776 and $1,040,173,474, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1999, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                      $949,706,297
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (25,637,521)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $924,068,776
=========================================================

* Cost of investments for tax purposes is $1,565,430,951.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                             APRIL 30, 1999              OCTOBER 31, 1998
                       --------------------------   ---------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   -----------   -------------
Sold                    9,439,403   $ 160,314,342    13,962,660   $ 208,683,626
-------------------------------------------------------------------------------
Issued as reinvest-
  ment of dividends     7,005,862     112,304,012    11,672,671     154,897,796
-------------------------------------------------------------------------------
Reacquired             (9,272,554)   (159,267,840)  (12,194,909)   (183,406,173)
-------------------------------------------------------------------------------
                        7,172,711   $ 113,350,514    13,440,422   $ 180,175,249
===============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended April 30, 1999 and each of the years in the five-year period ended October 31, 1998.

                                                                                               OCTOBER 31,
                                                       APRIL 30,     ------------------------------------------------------------
                                                         1999           1998         1997         1996         1995        1994
                                                      ----------     ----------   ----------   ----------   ----------   --------
Net asset value, beginning of period                  $    14.96     $    15.15   $    12.99   $    12.14   $     9.78   $  10.46
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Income from investment operations:
  Net investment income                                       --           0.03         0.02         0.04         0.04       0.10
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
  Net gains (losses) on securities (both realized
    and unrealized)                                         5.20           1.23         3.34         1.69         2.81      (0.04)
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
    Total from investment operations                        5.20           1.26         3.36         1.73         2.85       0.06
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Less distributions:
  Dividends from net investment income                     (0.04)         (0.02)       (0.03)       (0.03)       (0.10)     (0.10)
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
  Distributions from net realized gains                    (0.91)         (1.43)       (1.17)       (0.85)       (0.39)     (0.64)
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
    Total distributions                                    (0.95)         (1.45)       (1.20)       (0.88)       (0.49)     (0.74)
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Net asset value, end of period                        $    19.21     $    14.96   $    15.15   $    12.99   $    12.14   $   9.78
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Total return(a)                                            35.99%          9.49%       28.53%       15.61%       31.03%      0.61%
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $2,488,364     $1,830,032   $1,650,234   $1,261,008   $1,050,011   $765,073
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Ratio of expenses to average net assets                     0.67%(b)       0.67%        0.68%        0.70%        0.71%      0.72%
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Ratio of net investment income (loss) to average
  net assets                                               (0.04)%(b)      0.23%        0.11%        0.29%        0.33%      1.04%
----------------------------------------------------  ----------     ----------   ----------   ----------   ----------   --------
Portfolio turnover rate                                       46%            83%          88%         118%         126%       122%
====================================================  ==========     ==========   ==========   ==========   ==========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $2,248,169,257.

NOTE 9 -- SUBSEQUENT EVENT

In May, 1999, the Board of Directors chose not to renew the sub-advisory agreement with TradeStreet and therefore the sub-advisory agreement will terminate effective June 30, 1999.

BOARD OF DIRECTORS                                 OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                        11 Greenway Plaza
Chairman                                           Chairman                                Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                               INVESTMENT ADVISOR
Director
ACE Limited;                                       Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                 Gary T. Crum                            Houston, TX 77046
                                                   Senior Vice President
Owen Daly II                                                                               TRANSFER AGENT
Director                                           Dana R. Sutton
Cortland Trust Inc.                                Vice President and Treasurer            Boston Financial Data Services, Inc.
                                                                                           P.O. Box 8300
Edward K. Dunn Jr.                                 Melville B. Cox                         Boston, MA 02266-8300
Chairman, Mercantile Mortgage Corp.;               Vice President
Formerly Vice Chairman and President,                                                      CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and           Mary J. Benson
President, Mercantile Bankshares                   Assistant Vice President and            State Street Bank and Trust Company
                                                   Assistant Treasurer                     225 Franklin Street
Jack Fields                                                                                Boston, MA 02110
Chief Executive Officer                            Sheri Morris
Texana Global, Inc.;                               Assistant Vice President and            COUNSEL TO THE FUND
Formerly Member                                    Assistant Treasurer
of the U.S. House of Representatives                                                       Ballard Spahr
                                                   Renee A. Friedli                        Andrews & Ingersoll, LLP
Carl Frischling                                    Assistant Secretary                     1735 Market Street
Partner                                                                                    Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP              P. Michelle Grace
                                                   Assistant Secretary                     COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer              Jeffrey H. Kupor                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                        Assistant Secretary                     919 Third Avenue
                                                                                           New York, NY 10022
Prema Mathai-Davis                                 Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.;       Assistant Secretary                     DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,       Ofelia M. Mayo                          A I M Distributors, Inc.
Metropolitan Transportation Authority of           Assistant Secretary                     11 Greenway Plaza
New York State                                                                             Suite 100
                                                   Lisa A. Moss                            Houston, TX 77046
Lewis F. Pennock                                   Assistant Secretary
Attorney
                                                   Kathleen J. Pflueger
Louis S. Sklar                                     Assistant Secretary
Executive Vice President
Hines Interests                                    Samuel D. Sirko
Limited Partnership                                Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary